EXHIBIT 99.11

                                                                EXECUTION COPY
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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and

                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                  as Servicer

                                  Dated as of

                                March 30, 2006



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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 30th day of March, 2006, among JPMorgan Chase Bank, National Association (the "Servicer"), GS Mortgage Securities Corp., as assignee (the "Assignee") and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

      WHEREAS, the Assignor and the Servicer have entered into the Comprehensive Amended and Restated Servicing Agreement, dated as of September 1, 2005 (the "Servicing Agreement") and the Comprehensive Amended and Restated Flow Mortgage Servicing Rights Purchase Agreement, dated as of July
1, 2004 (the "Rights Purchase Agreement");


          WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which, in accordance with the Rights Purchase Agreement, will as of March 1, 2006, be subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

          WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of March 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as a custodian, U.S. Bank National Association, as a custodian and as trustee (the "Trustee") and JPMorgan Chase Bank, National Association, as master servicer (the "Master Servicer"), securities administrator and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

          NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

          (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

          2. Accuracy of the Servicing Agreement. (a) The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and
complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in this Agreement, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Article VI of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

          3. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

          (a) a new defined term "Determination Date" will be added to Article I after the term "Deboarding Fee" as follows:

          "Determination Date: With respect to each Remittance Date, the close of business of the last day of the month preceding the month in which such Remittance Date occurs.

          (b) a new defined term "FNBN" will be added to Article I after the term "FDIC" as follows:

          "FNBN: First National Bank of Nevada, a national banking association, or its successors in interest."

          (c) a new defined term "FNBN Agreement" will be added to Article I after the term "FNBN" as follows:

          "FNBN Agreement: The Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2005, between Goldman Sachs Mortgage Company and First National Bank of Nevada."

          (d) a new defined term "Monthly Advance" will be added to Article I after the term "MERS(R) System" as follows:

          "Monthly Advance: Commencing with each Monthly Payment due on or after the related Cut-off Date, the portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section
4.04 on the Remittance Date of the related month."

          (e) the definition of "Nonrecoverable Advance" in Article I shall be deleted in its entirety and replaced as follows"

          "Nonrecoverable Advance: Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer which the Servicer believes, in accordance with the Servicing Standard, will not or, in the case of a proposed Servicing Advance or Monthly Advance, would not, ultimately be recoverable by the Servicer from the proceeds of such Mortgage Loan."


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          (f) the definition of "Remittance Date" in Article I shall be deleted in its entirety and replaced as follows:

          "Remittance Date: The 23rd day of any month, or if such 23rd day is not a Business Day, the first Business Day immediately preceding such day."

          (g) the definition of "Reporting Date" in Article I shall be deleted in its entirety and replaced as follows:

          "Reporting Date: The 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately following such 15th day."

          (h) the definition of "Servicing Advances" shall be amended by adding the words "other than Monthly Advances" after the words "servicing obligations" in the third line of the definition.

          (i) the first paragraph of Section 3.01 shall be deleted in its entirety and replaced with the following:

          "The Servicer shall service and administer the related Mortgage Loans from and after the related Transfer Date through Chase Home Finance ("CHF") as subservicer. CHF shall have full power and authority, under the direction of the Servicer, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with the Servicing Standard."

          (j) Section 3.03 shall be amended as follows:

               i. the title of the Custodial Account, as set forth in the first sentence of Section 3.03, shall be deleted and replaced with the following:

               "Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association in trust for GSAA Home Equity Trust 2006-5."

               ii.  "and" shall be deleted from the end of subsection (viii);

               iii. subsection (ix) shall be amended by deleting the "." at the end of subsection (ix) and replacing it with "; and";

               iv. a new subsection (x) shall be added to Section 3.03 immediately following subsection (ix) which shall be as follows:

          "(x) with respect to each voluntary Principal Prepayment an amount (to be paid by the Servicer out of its own funds, but not in excess of its aggregate Servicing Fee for the related Due Period) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate."


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          (k) Section 3.04 shall be amended as follows:

              (i) subsection (vii) shall be amended by deleting ". 3.09(c) or 10.02" at the end of subsection (vii);

              (ii) "and" shall be deleted from the end of subsection (viii);

              (iii) subsection (ix) shall be amended by deleting the "." at the end of subsection (ix) and replacing it with "; and";

              (ix) a new subsection (x) shall be added to Section 3.04 immediately following subsection (ix) which shall be as follows:

          "(x) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 4.04, the Servicer's right to reimburse itself pursuant to this subclause (x) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, including amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of any purchaser."

          (l) the title of the Escrow Account, as set forth in the first sentence of Section 3.05, shall be deleted and replaced with the following:

          "Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association in trust for GSAA Home Equity Trust 2006-5 and various mortgagors."

          (m) Section 3.15 shall be amended by adding the following paragraph immediately after the 3rd paragraph thereof:

          The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, (ii) the Servicer obtains an extension from the Internal Revenue Service and (iii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage.


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          (n) a new section, Section 4.04, will be added immediately following
Section 4.03 which shall read as follows:

          "Section 4.04 Monthly Advances by Servicer.

          On the Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments to the extent not allocable to the period prior to the Cut-off Date (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent or deferred as of the close of business on the Business Day prior to the related Determination Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or of the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by an officer of the Servicer evidencing such determination."

          (o) Section 7.02 shall be deleted in its entirety and replaced with the following:

          "Section 7.02 Indemnification by the Owner.

          "In the event that FNBN is required to make any payment to the Servicer under the terms of Section 12.01 of the FNBN Agreement and FNBN fails to do so in a timely manner, the Owner unconditionally agrees with the Servicer that it will make such payment directly to the Servicer upon demand."

          (p) a new paragraph shall be added to Section 8.03 immediately prior to the last paragraph which shall read as follows:

          "Subject to the terms of this Agreement, the Servicer shall not cause the removal of CHF as subservicer, or permit CHF from resigning from the obligations and duties imposed on it, without first obtaining written confirmation from each Rating Agency that such withdrawal or resignation will not result in the downgrade, qualification or withdrawal of the then current ratings of the certificates."

          4. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee


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pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Assignee and Servicer that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

          5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

          (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

          (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

          (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.



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          (d) Authorization; No Breach. The execution and delivery of this
Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

          (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

          It is understood and agreed that the representations and warranties set forth in Section 6 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.

          It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

          7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

          8. Governing Law.

          THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

          EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR


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ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR
WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

          9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (b) in the case of the Servicer,

              JPMorgan Chase Bank, National Association
              c/o Chase Home Finance LLC
              10790 Rancho Bernardo Road
              San Diego, California 92127
              Attention:  Cindy L. Dunks
              Telecopy:  (858) 605-3666

              With a copy to:

              JPMorgan Chase Bank, National Association
              c/o Chase Home Finance LLC
              194 Wood Avenue South
              Iselin, New Jersey  08830
              Attention:  General Counsel
              Telecopy:  (732) 452-8035

or such other address as may hereafter be furnished by the Servicer;

          (b) in the case of the Assignee,

              GS Mortgage Securities Corp.
              100 Second Avenue South
              Suite 200 North
              St. Petersburg, FL  33701
              Attention:  Debbie Brown
              Tel.:  (727) 825-3800
              Fax:  (727) 825-3821

              With a copy to:

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York  10004
              Attention:  William Moliski
              Tel.:   (212) 357-8721


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              Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee; and

          (c) in the case of the Assignor,

              Goldman Sachs Mortgage Company
              85 Broad Street
              New York, New York 10004
              Attention:  William Moliski
              Tel.:  (212) 357-8721
              Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

          10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or Trust Agreement, as applicable.

          12. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

                  [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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          IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement the day and year first above written.


                                       GOLDMAN SACHS MORTGAGE
                                          COMPANY

                                       By: Goldman Sachs Real Estate Funding
                                           Corp., its General Partner

                                       By:      /s/ Greg Finck
                                          ----------------------------------
                                          Name:   Greg Finck
                                          Title:  Managing Director



                                       GS MORTGAGE SECURITIES CORP.


                                       By:      /s/ MichellGill
                                          -----------------------------------
                                           Name:   Michelle Gill
                                           Title:  Vice President


                                       JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION, as Servicer


                                       By:      /s/ Carol C. Rothweil
                                          ------------------------------------
                                           Name:   Carol C. Rothweil
                                           Title:  Vice President





                             JPMorgan Step 1 AAR

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                                   EXHIBIT 1

                            Mortgage Loan Schedule
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   [On File with the Securities Administrator as provided by the Depositor]






                                     1-1
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                                   EXHIBIT 2

                              Servicing Agreement
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                         [On File with the Depositor]






                                      2-1